UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 21, 2018 (February 15, 2018)

DFB Healthcare Acquisitions Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-38399 (Commission File Number)	82-3677704 (I.R.S. Employer Identification Number)

780 Third Avenue New York, NY (Address of principal executive offices)	10017 (Zip code)

(212) 551-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.  Unregistered Sales of Equity Securities.

On February 21, 2018, simultaneously with the consummation of the initial public offering (the “IPO”) of units (“Units”) of DFB Healthcare Acquisitions Corp. (the “Company”), the Company consummated the private placement (the “Private Placement”) of an aggregate of 4,333,333 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, generating total proceeds of $6,500,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act of 1933 (as amended, the “Securities Act”). In the Private Placement, Deerfield/RAB Ventures, LLC (the “Sponsor”) purchased 4,333,333 Private Placement Warrants. The Private Placement Warrants are substantially similar to the warrants underlying the Units, except that if held by the original holder or their permitted assigns, they (i) may be exercised on a cashless basis, (ii) are not subject to redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the initial purchaser or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the warrants included in the Units sold in the IPO.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 15, 2018, the following individuals were appointed to the board of directors of the Company: Steven Hochberg, Dr. Mohit Kaushal, Dr. Gregory Sorensen and Dr. Susan Weaver. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement (as defined in Item 8.01 below) and is incorporated by reference herein.

Item 5.03.  Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2018, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of up to 200,000,000 shares of Common Stock (as defined in Item 8.01 below), par value $0.0001 per share, and up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.  Other Events.

On February 21, 2018, the Company completed its IPO of 25,000,000 Units. Each Unit consists of one share of common stock, par value $0.0001 per share (“Common Stock”) and one-third of one warrant (“Public Warrant”).  Each whole Public Warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share. The Company completed its IPO pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-222376) (the “Registration Statement”). The Registration Statement was declared effective by the U.S. Securities and Exchange Commission on February 15, 2018.

In connection with the effectiveness of the Registration Statement and the closing of the IPO, the Company entered into the following agreements:

•                  An Underwriting Agreement, dated February 15, 2018, among the Company, Goldman Sachs & Co. LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters;

•                  An Investment Management Trust Agreement, dated February 15, 2018, between the Company and Continental Stock Transfer & Trust Company (“Continental”);

•                  A Warrant Agreement, dated February 15, 2018, between the Company and Continental;

•                  A Warrant Purchase Agreement, dated February 15, 2018, between the Company and the Sponsor;

•                  A Registration Rights Agreement, dated February 15, 2018, among the Company, the Sponsor and the initial stockholders party thereto;

•                  A Letter Agreement, dated February 15, 2018, among the Company, the Sponsor and the Company’s officers and directors;

•                  An Administrative Services Agreement, dated February 15, 2018, between the Company and the Sponsor;

•                  A Strategic Services Agreement, dated February 15, 2018, between the Company and Christopher Wolfe; and

•                  A Letter Agreement, dated February 15, 2018, between the Company and Deerfield Private Design Fund IV, L.P.

A total of $250,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at J.P. Morgan Chase Bank, N.A. (the “Trust Account”), with Continental acting as trustee. Except for the withdrawal of interest to pay taxes and fund the Company’s working capital requirements (subject to an annual limit of $250,000), none of the funds held in the Trust Account will be released from the Trust Account until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares in connection with a stockholder vote to amend any provisions of the Certificate of Incorporation relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of 100% of the Company’s public shares if the Company is unable to complete an initial business combination within 24 months from the closing of its IPO.

In connection with the IPO, the Company issued press releases announcing the pricing and closing of the IPO, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01.                    Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 15, 2018, among the Registrant, Goldman Sachs & Co. LLC and Deutsche Bank Securities Inc.

3.1	Amended and Restated Certificate of Incorporation of the Registrant

4.1	Warrant Agreement, dated February 15, 2018, between the Registrant and Continental Stock Transfer & Trust Company

10.1

Letter Agreement, dated February 15, 2018, among the Registrant, Deerfield/RAB Ventures, LLC, Richard Barasch, Christopher Wolfe, Steven Hochberg, Dr. Mohit Kaushal, Dr. Gregory Sorensen and Dr. Susan Weaver

10.2	Investment Management Trust Agreement, dated February 15, 2018, between the Registrant and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated February 15, 2018, between the Registrant, Deerfield/RAB Ventures, LLC and the Initial Stockholders

10.4	Warrant Purchase Agreement, dated February 15, 2018, between the Registrant and Deerfield/RAB Ventures, LLC

10.5	Administrative Services Agreement, dated February 15, 2018, between the Registrant and Deerfield/RAB Ventures, LLC

10.6	Strategic Services Agreement, dated February 15, 2018, between the Registrant and Christopher Wolfe

10.7	Letter Agreement, dated February 15, 2018, between the Registrant and Deerfield Private Design Fund IV, L.P.

99.1	Press release, dated February 16, 2018

99.2	Press release, dated February 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DFB HEALTHCARE ACQUISITIONS CORP.

	By:	/s/ Richard Barasch
Name: Richard Barasch
Title: Chief Executive Officer

Date: February 21, 2018